                                                                  Exhibit 99.22

                        UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA



IN RE: FOCUS SURGERY, INC., DEBTOR          |    CASE NO.    96-41107-N
                                            |
Employer's Tax Identification               |    CHAPTER 11
No.: 77-0332937                             |    MONTHLY OPERATING REPORT
                                            |    (GENERAL BUSINESS CASE)
                                            |
--------------------------------------------

                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED           Oct-97
              ---------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($_____).


                                                                             END OF          END OF          AS OF
                                                                             CURRENT         PRIOR          PETITION
2.    ASSET/LIABILITY SUMMARY                                                 MONTH          MONTH           FILING
       Current Assets (Market Value)                                         $527,479       $500,834        $502,204
                                                                           ----------     ----------     -----------
       Total Assets (Market Value)                                           $527,479       $500,834      $2,152,204
                                                                           ----------     ----------     -----------
       Current Liabilities                                                   $106,418        $77,248
                                                                           ----------     ----------     -----------
       Total Liabilities                                                     $456,418       $427,248        $831,829
                                                                           ----------     ----------     -----------

                                                                                                           PETITION
                                                                             CURRENT          PRIOR         DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                    MONTH           MONTH        MONTH END

       a.  Total Receipts                                                     $27,930           $273      $1,503,823
                                                                           ----------     ----------     -----------
       b.  Total Disbursements                                                   $285           $878      $1,017,917
                                                                           ----------     ----------     -----------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)         $27,645          ($605)       $485,906
                                                                           ----------     ----------     -----------
       d.  Cash Balance Beginning of Month                                   $477,834       $478,439
                                                                           ----------     ----------
       e.  Cash Balance End of Month (c + d)                                 $505,479       $477,834
                                                                           ----------     ----------

4.    POST-PETITION LIABILITIES & RECEIVABLES                              RECEIVABLES                  LIABILITIES

       Balance at End of Previous Month                                                                      $77,248
                                                                           -----------                  ------------
       Balance at End of Current Month                                                                      $106,418
                                                                           -----------                  ------------

5.    PAST DUE POST-PETITION LIABILITIES
       Balance at End of Previous Month (over 30 days)                                                       $23,760
                                                                                                        ------------
       Balance at End of Current Month (over 30 days)                                                        $24,510
                                                                                                        ------------

                                                                                                     YES        NO
6.   Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)        X
7.   Have any payments been made to pre-petition creditors, other than payments in the normal      --------  -------
     course to secured  creditors or lessors? (if yes, attach listing including date of payment,
     amount of payment and name of payee)                                                                       X
8.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,         --------  -------
     attach listing including date of payment, amount and reason for payment, and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including date of
     payment, amount of payment and name of payee)                                                              X
                                                                                                   --------  -------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?                       X
                                                                                                   --------  -------
11.  Is the estate insured for replacement cost of assets and for general liability?                            X
                                                                                                   --------  -------
12.  Are U.S. Trustee quarterly fees current?                                                         X
                                                                                                   --------  -------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:     11/20/97                                     /s/ Rick Redett
             ------------                              -------------------------
                                                         Responsible Individual
          Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED    Oct-97
                                               ----------

                                   ($        )



ASSETS

                                                                      FROM SCHEDULES         MARKET VALUE
               CURRENT ASSETS
1                   Cash and cash equivalents - unrestricted                                   $505,479
                                                                                          ----------------

2                   Cash and cash equivalents - restricted                                ----------------

3                   Accounts receivable (net)                              A                    $19,000
                                                                                          ----------------
4                   Inventory                                              B                         $0
                                                                                          ----------------
5                   Prepaid expenses                                                             $3,000
                                                                                          ----------------
6                   Other:  Interest receivable
                            --------------------------------------------                  ----------------
7
                    ----------------------------------------------------                  ----------------

8                        TOTAL CURRENT ASSETS                                                  $527,479
                                                                                          ----------------



               PROPERTY AND EQUIPMENT (MARKET VALUE)
9                   Real property                                          C                         $0
                                                                                          ----------------
10                  Machinery and equipment                                D                         $0
                                                                                          ----------------
11                  Furniture and fixtures                                 D                         $0
                                                                                          ----------------
12                  Office equipment                                       D                         $0
                                                                                          ----------------
13                  Leasehold improvements                                 D                         $0
                                                                                          ----------------
14                  Vehicles                                               D                         $0
                                                                                          ----------------
15                  Other:                                                 D
                         ----------------------------------------------                   ----------------
16                                                                         D
                    ---------------------------------------------------                   ----------------
17                                                                         D
                    ---------------------------------------------------                   ----------------
18                                                                         D
                    ---------------------------------------------------                   ----------------
19                                                                         D
                    ---------------------------------------------------                   ----------------


20                       TOTAL PROPERTY AND EQUIPMENT                                                $0
                                                                                          ----------------
               OTHER ASSETS
21                  Patents, copyrights, and other intellectual property                             $0
                    ----------------------------------------------------                  ----------------
22                  All technology sold to Takai Hospital in July 1996.
                    ----------------------------------------------------                  ----------------
23
                    ----------------------------------------------------                  ----------------
24
                    ----------------------------------------------------                  ----------------
25                       TOTAL OTHER ASSETS                                                          $0
                                                                                          ----------------

26                       TOTAL ASSETS                                                          $527,479
                                                                                          ----------------
                                                                                          ----------------


          NOTE:
                    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                                        --------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($        )



               LIABILITIES                                            FROM SCHEDULES
                  POST-PETITION

                    CURRENT LIABILITIES
27                       Salaries and wages
                                                                                          ----------------
28                       Payroll taxes
                                                                                          ----------------
29                       Real and personal property taxes
                                                                                          ----------------
30                       Income taxes
                                                                                          ----------------
31                       Notes payable (short term)
                                                                                          ----------------
32                       Accounts payable (trade)                          A                    $24,510
                                                                                          ----------------
33                       Real property lease arrearage
                                                                                          ----------------
34                       Personal property lease arrearage
                                                                                          ----------------
35                       Accrued professional fees                                              $56,108
                                                                                          ----------------
36                       Current portion of long-term debt
                         (due within 12 months)
                                                                                          ----------------
37                       Other:              Other accruals                                     $25,800
                                             -------------------------                    ----------------

38                            ----------------------------------------                    ----------------

39                            ----------------------------------------                    ----------------

40                       TOTAL CURRENT LIABILITIES                                             $106,418
                                                                                          ----------------

41                  LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                          ----------------

42                       TOTAL POST-PETITION LIABILITIES                                       $106,418
                                                                                          ----------------

               PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

43                       Secured claims                                    E
                                                                                          ----------------
44                       Priority unsecured claims                         E                         $0
                                                                                          ----------------
45                       General unsecured claims                          E                   $350,000
                                                                                          ----------------

46                       TOTAL PRE-PETITION LIABILITIES                                        $350,000
                                                                                          ----------------

47                       TOTAL LIABILITIES                                                     $456,418
                                                                                          ----------------
          EQUITY (DEFICIT)

48
                              ----------------------------------------                    ----------------
49
                              ----------------------------------------                    ----------------
50
                              ----------------------------------------                    ----------------
51
                              ----------------------------------------                    ----------------
52                  Market value adjustment
                                                                                          ----------------
53                       TOTAL EQUITY (DEFICIT)                                                 $71,061
                                                                                          ----------------


54                       TOTAL LIABILITIES AND EQUITY (DEFICIT)                                $527,479
                                                                                          ----------------
                                                                                          ----------------

                                                        SCHEDULES
                                                  (GENERAL BUSINESS CASE)
                                                       ($        )

                                                       SCHEDULE A
                                             ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                        ACCOUNTS          ACCOUNTS PAYABLE             PAST DUE
Receivables and Payables Ageings                                       RECEIVABLE          [POST PETITION]        POST PETITION DEBT

     0 -30 Days                                                                   $0
                                                                    ----------------    ------------------ ---
     31-60 Days                                                                   $0           $750          |
                                                                    ----------------    ------------------   |
     61-90 Days                                                                   $0                         |               $24,510
                                                                    ----------------    ------------------   -----------------------
     91+ Days                                                                $19,000        $23,760          |
                                                                    ----------------    ------------------ ---
     Total accounts receivable/payable                                       $19,000        $24,510
                                                                    ----------------    ------------------
     Allowance for doubtful accounts
                                                                    ----------------
     Accounts receivable (net)                                               $19,000
                                                                    ----------------
                                                                    ----------------


                                                          SCHEDULE B
                                                INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD


                                        INVENTORY(ies)      Inventory Beginning of Month
                                          BALANCE AT                                                          ----------------------
                                         END OF MONTH       Add -
Retail/Restaurants -                                                  Net purchases
                                                                                                              ----------------------
     Product for resale                                               Direct labor
                                     -------------------                                                      ----------------------
                                                                      Manufacturing overhead
                                                                                                              ----------------------
Distribution -                                                        Freight in
                                                                                                              ----------------------
     Product for resale                                               Other:
                                     -------------------
                                                                      -------------------                     ----------------------

                                                                      -------------------                     ----------------------

Manufacturer -
     Raw materials                                $0
                                     -------------------
     Work-in-progress                             $0        Less -
                                     -------------------
     Finished goods                               $0             Inventory End of Month
                                     -------------------                                                      ----------------------
                                                                 Shrinkage
                                                                                                              ----------------------
Other -                                                          Personal Use
                                     -------------------                                                      ----------------------
     Explain
            -----------------------
                                                            Cost of Goods Sold                                                   $0
     ------------------------------                                                                           ----------------------
                                                                                                              ----------------------

          TOTAL                                   $0
                                     -------------------
                                     -------------------

METHOD OF INVENTORY CONTROL                                              INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory system?                    Indicate by a checkmark method of inventory valuation used.
                              Yes  X       No
                                 -----       -----
How often do you take a complete physical inventory?           Valuation methods -
                                                                   FIFO cost                            X
                                                                                                ------------------
     Weekly                                                        LIFO cost
                                 -----                                                          ------------------
     Monthly
                                 -----                             Lower of cost or
     Quarterly                                                         market                           X
                                 -----                                                          ------------------
     Semi-annually                                                 Retail method
                                 -----                                                          ------------------
     Annually                      X                                   Other -
                                 -----                                                          ------------------
Date of last physical inventory was             12/31/94                   Explain
                                           ------------------
                                                                           ------------------------------------------------------
Date of next physical inventory is            not scheduled
                                           ------------------              ------------------------------------------------------



                                                          SCHEDULE C
                                                         REAL PROPERTY

DESCRIPTION                                                                                 COST                  MARKET VALUE


------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------
    TOTAL                                                                                          $0                          $0
                                                                                     ------------------     -----------------------
                                                                                     ------------------     -----------------------


                                                          SCHEDULE D
                                                   OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                                 COST                  MARKET VALUE

MACHINERY & EQUIPMENT -

See listing attached to original petition filing - All equipment sold to                           $0                          $0
------------------------------------------------------------------------             ------------------     -----------------------
Takai Hospital in July 1996.
------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------
    TOTAL                                                                                          $0                          $0
                                                                                     ------------------     -----------------------
                                                                                     ------------------     -----------------------

FURNITURE & FIXTURES -
                                                                                                                               $0
------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------
    TOTAL                                                                                          $0                          $0
                                                                                     ------------------     -----------------------
                                                                                     ------------------     -----------------------


OFFICE EQUIPMENT -

See listing attached to original petition filing - All equipment sold to
------------------------------------------------------------------------             ------------------     -----------------------
Takai Hospital in July 1996.
------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------
    TOTAL                                                                                          $0                          $0
                                                                                     ------------------     -----------------------
                                                                                     ------------------     -----------------------

LEASEHOLD IMPROVEMENTS -

None - the Company does not currently lease facilities                                                                         $0
------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------
    TOTAL                                                                                          $0                          $0
                                                                                     ------------------     -----------------------
                                                                                     ------------------     -----------------------

VEHICLES -
None
------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------

------------------------------------------------------------------------             ------------------     -----------------------
    TOTAL                                                                                          $0                          $0
                                                                                     ------------------     -----------------------
                                                                                     ------------------     -----------------------


                                                          SCHEDULE E
                                                   PRE-PETITION LIABILITIES
                                                                                          CLAIMED                  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                AMOUNT                 AMOUNT  (b)

    Secured claims  (a)                                                                     $115,778
                                                                                     ------------------     -----------------------
    Priority claims other than taxes                                                               $0
                                                                                     ------------------     -----------------------
    Priority tax claims                                                                            $0
                                                                                     ------------------     -----------------------
    General unsecured claims                                                                 $586,534                    $350,000
                                                                                     ------------------     -----------------------


    (a)       List total amount of claims even if under secured.

    (b)       Estimated amount of claim to be allowed after compromise or litigation.  As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount.  You believe that you can settle the case for a claim of $3,000,000.  For Schedule E reporting purposes you should list $10,000,000 as the Claimed
              Amount and $3,000,000 as the Allowed Amount.


                                                          SCHEDULE F

                          RENTAL INCOME INFORMATION
                   NOT APPLICABLE TO GENERAL BUSINESS CASES.

                                                            STATEMENT OF OPERATIONS

                                                            (GENERAL BUSINESS CASE)

                                                           FOR THE MONTH ENDED OCT-97

                                                                  $
                                                                    ---------


          CURRENT MONTH
---------------------------------                                                                       CUMULATIVE       NEXT MONTH
 ACTUAL      FORECAST    VARIANCE                                                                      (CASE TO DATE)     FORECAST

                                              REVENUES
       $0                      $0        1         Gross Sales
---------   ---------   ---------                                                                       ------------    ---------
       $0                      $0        2         less: Sales Returns & Allowances
---------   ---------   ---------                                                                       ------------    ---------
       $0          $0          $0        3         Net Sales                                                                   $0
---------   ---------   ---------                                                                       ------------    ---------
       $0                      $0        4         less: Cost of Goods Sold          (Schedule 'B')
---------   ---------   ---------                                                                       ------------    ---------
       $0          $0          $0        5         Gross Profit                                                                $0
---------   ---------   ---------                                                                       ------------    ---------
                               $0        6         Interest
---------   ---------   ---------                                                                       ------------    ---------
                                         7         Other Income:
---------   ---------   ---------                                                                       ------------    ---------
                               $0        8         Other income                                                $565
---------   ---------   ---------                                                                       ------------    ---------
                               $0        9         ------------------------------------------------
---------   ---------   ---------                                                                       ------------    ---------
                                                   ------------------------------------------------
       $0          $0          $0        10             TOTAL REVENUES                                         $565            $0
---------   ---------   ---------                                                                       ------------    ---------


                                              EXPENSES
                               $0        11        Compensation to Owner(s)/Officer(s)
---------   ---------   ---------                                                                       ------------    ---------
                               $0        12        Salaries/Commissions
---------   ---------   ---------                                                                       ------------    ---------
                               $0        13        Management Fees
---------   ---------   ---------                                                                       ------------    ---------
                   $0          $0        14        Depreciation                                             $368,860           $0
---------   ---------   ---------                                                                       ------------    ---------
                               $0        15        Taxes:
---------   ---------   ---------                                                                       ------------    ---------
                               $0        16             Employer Payroll Taxes
---------   ---------   ---------                                                                       ------------    ---------
                               $0        17             Real Property Taxes
---------   ---------   ---------                                                                       ------------    ---------
                               $0        18             Other Taxes
---------   ---------   ---------                                                                       ------------    ---------
                               $0        19        Other Selling
---------   ---------   ---------                                                                       ------------    ---------
     $198        $800        $602        20        Other Administrative                                      $37,518       $1,000
---------   ---------   ---------                                                                       ------------    ---------
                               $0        21        Interest
---------   ---------   ---------                                                                       ------------    ---------
                                         22        Other Expenses:
---------   ---------   ---------                                                                       ------------    ---------
                               $0        23        Writedown of receivables and other                       $252,406      $22,000
---------   ---------   ---------                                                                       ------------    ---------
                               $0        24        ------------------------------------------------
---------   ---------   ---------                                                                       ------------    ---------
                               $0        25        ------------------------------------------------
---------   ---------   ---------                                                                       ------------    ---------
                               $0        26        ------------------------------------------------
---------   ---------   ---------                                                                       ------------    ---------
                               $0        27        ------------------------------------------------
---------   ---------   ---------                                                                       ------------    ---------
                               $0        28        ------------------------------------------------
---------   ---------   ---------                                                                       ------------    ---------
                               $0        29        ------------------------------------------------
---------   ---------   ---------                                                                       ------------    ---------
                               $0        30        ------------------------------------------------
---------   ---------   ---------                                                                       ------------    ---------

     $198        $800        $602        31             TOTAL EXPENSES                                     $658,784       $23,000
---------   ---------   ---------                                                                       ------------    ---------

    ($198)      ($800)       $602        32   SUBTOTAL                                                    ($658,219)     ($23,000)
---------   ---------   ---------                                                                       ------------    ---------

                                              REORGANIZATION ITEMS
   $4,670      $3,700       ($970)       33        Professional Fees                                       $241,181        $4,000
---------   ---------   ---------                                                                       ------------    ---------
                               $0        34        Provisions for Rejected Executory Contracts
---------   ---------   ---------                                                                       ------------    ---------
                                                   Interest Earned on Accumulated Cash
  ($1,930)    ($1,500)       $430        35             Resulting from Chp 11 Case                          (23,349)      ($1,650)
---------   ---------   ---------                                                                       ------------    ---------
                               $0        36        Loss from Sale of Equipment, Inventory and Patents      $450,000
---------   ---------   ---------                                                                       ------------    ---------
                               $0        37        Miscellaneous                                            $16,702
---------   ---------   ---------                  ------------------------------------------------     ------------    ---------
                               $0        38        Settlements                                             $662,500
---------   ---------   ---------                  ------------------------------------------------     ------------    ---------

   $2,740      $2,200       ($540)       39             TOTAL REORGANIZATION ITEMS                       $1,347,034        $2,350
---------   ---------   ---------                                                                       ------------    ---------

  ($2,938)    ($3,000)        $62        40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES            ($2,005,253)     ($25,350)
---------   ---------   ---------                                                                       ------------    ---------
                               $0        41        Federal & State Income Taxes
---------   ---------   ---------                                                                       ------------    ---------

  ($2,938)    ($3,000)        $62        42   NET PROFIT (LOSS)                                         ($2,005,253)     ($25,350)
---------   ---------   ---------                                                                       ------------    ---------
---------   ---------   ---------                                                                       ------------    ---------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Effective 1/1/95
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

                               (GENERAL BUSINESS CASE)

                                 FOR THE MONTH ENDED        Oct-97
                                                            -------

CASH BALANCE BEGINNING OF MONTH                                   $477,834
                                                                 ----------
                                                                 ----------

CASH RECEIPTS  (1)                                                 $27,930
                                                                 ----------
                                                                 ----------

CASH DISBURSEMENTS  (1)                                               $285
                                                                 ----------
                                                                 ----------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                 $27,645
                                                                 ----------
                                                                 ----------

CASH BALANCE END OF MONTH                                         $505,479
                                                                 ----------
                                                                 ----------

RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                ACCOUNT 1          ACCOUNT 2       ACCOUNT 3

BANK                       Silicon Valley Bank   Merrill Lynch   Trust acct -
                        ----------------------  --------------  ---------------
ACCOUNT TYPE                   Checking             Checking    Murray & Murray
                        ----------------------  --------------  ---------------
ACCOUNT NO.                   3300023699           233-07k66
                        ----------------------  --------------  ---------------
ACCOUNT PURPOSE         General operating acct.    Investment
                        ----------------------  --------------  ---------------

BALANCE, END OF MONTH               $1,302               $71       $383,040
                        ----------------------  --------------  ---------------


                                ACCOUNT 4          ACCOUNT 5      ACCOUNT 6

BANK                       Silicon Valley Bank
                        ----------------------  --------------  ---------------
ACCOUNT TYPE                    Checking

                        ----------------------  --------------  ---------------
ACCOUNT NO.                    3300023699
                        ----------------------  --------------  ---------------
ACCOUNT PURPOSE               Money market
                        ----------------------  --------------  ---------------

BALANCE, END OF MONTH              $121,066
                        ----------------------  --------------  ---------------

TOTAL FUNDS ON HAND FOR
  ALL ACCOUNTS                     $505,479
                        ----------------------
                        ----------------------

         Effective 1/1/95
(1)  Excluding bank transfers between your accounts.